UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): August 31, 2022
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 2 to Amended and Restated 2017-VF1 Master Repurchase Agreement

On August 31, 2022, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”) entered into a second amendment (“Amendment No. 2”) of its amended and restated Series 2017-VF1 Master Repurchase Agreement dated as of November 15, 2021 by and among the Company, as seller, Credit Suisse AG, Cayman Islands Branch, as buyer, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (as amended, the “Amended and Restated 2017-VF1 Repurchase Agreement”), to amend certain economic terms and extend the maturity date to May 5, 2023. Under this facility, in August 2017, the Company, through one of its wholly-owned subsidiaries, loanDepot GMSR Master Trust, issued a variable funding note (the “2017-VF1 VFN”), which is secured by Ginnie Mae mortgage servicing rights. Subsequent to entering into the Amended and Restated 2017-VF1 Repurchase Agreement, on February 10, 2022, the Company entered into the first amendment to the amended and restated facility to amend certain terms of the 2017-VF1 VFN for the purpose of updating the interest rate and related Benchmark provisions.

The foregoing description of Amendment No. 2 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 2 to the Second Amended and Restated Master Repurchase Agreement dated as of August 31, 2022, by and among loanDepot.com, LLC, as seller, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, and Credit Suisse AG, Cayman Islands Branch, as buyer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: September 7, 2022